SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported) September 19, 2001
                                                            -------------
                                   Dicut, Inc.

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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware

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                (State or Other Jurisdiction of Incorporation)

                   000-30161                        52-2204952
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           (Commission File Number)   (IRS Employer Identification No.

             7270 Woodbine Avenue, Suite 200, Markham, Ontario  L3R 4B9
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           (Address of Principal Executive Offices)         (Zip Code)

                               (905) 947-9925
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

(i) On September 19, 2001, the Company accepted the resignation of Stephen Nemergut as Director and President of the Company. Mr. Nemergut resigned in order to pursue other ventures.

(ii) On September 19, 2001, the Company elected Pierre Quilliam as President and C.E.O. of the Company.

(iii) All corporate, sales and public relations operations will now be coordinated from the Company's offices at 7270 Woodbine Avenue, Suite 200, Markham, Ontario, Canada, L3R 4B9.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duty authorized.

                                    DICUT,INC.


Date:  September 25, 2001             By: /s/ Pierre Quilliam
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                                         President and C.E.O.